UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — February 29, 2008 (February 26, 2008)
CODORUS VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543

(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania	17405-2887

(Address of principal executive offices)	(Zip code)
717-747-1519
(Registrant’s telephone number including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Code of Ethics was amended on February 26, 2008, in order to segregate principal persons to which certain provisions of the Code apply, better define confidential information, expand the section that pertains to improper use of corporate funds and assets, and increase ease of use through better organization and subheadings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
14	Code of Ethics, as amended February 26, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc. (Registrant)
Date: February 29, 2008	/s/ Larry J. Miller
Larry J. Miller
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
14	Code of Ethics, as amended February 26, 2008